WORKING CAPITAL LOAN AGREEMENT

THIS WORKING CAPITAL LOAN AGREEMENT ("Agreement") is dated as of the 5th day of September, 1995 and is by and between ______________ ("Shareholder"), and Natus Corporation ("Natus"), a Minnesota Corporation, whose address is 4550 West 77th Street, Suite 300, Minneapolis, Minnesota 55435.

                                    ARTICLE 1

SECTION 1.1. Subject to the terms of this Agreement, Shareholder agrees to loan to Natus (defined as "Loan") the amount $_____ Dollars ($_____). Natus shall execute and deliver to Shareholder a promissory note ("Note") in the amount of the Loan in a form substantially similar to the form attached hereto and labeled as Exhibit A. The Note shall mature on the Maturity Date.

SECTION 1.2. The principal balance of the Loan shall be paid in full no later than one year from the date hereof (defined as the "Maturity Date,'); provided, however, that the Loan may be paid in full or in part at any time prior to the Maturity Date.

SECTION 1.3. Interest on the Loan shall accrue at the rate of seven percent (7%) per annum from the date of the Loan. Interest on the Loan shall accrue on the basis of actual days lapsed in a year of 365 days and shall be paid on the Maturity Date.

SECTION 1.4. Unless otherwise agreed to by Shareholder, all payments of principal and interest required hereunder or under the Loan shall be made to Shareholder without offset deduction or counterclaim of any kind whatsoever on the date on which such payment is due. Interest on the principal amount of the Loan shall abate upon receipt of such amount by Shareholder. If payment under the Loan becomes due and payable on a day other than a business day, the due date thereof shall be extended to the next succeeding business day, and interest thereon shall be payable at the applicable rate during such extension.

SECTION 1.5. Natus may at any time, at its option, prepay the Loan, in whole or in part, without premium or penalty. All prepayments shall be applied first to accrued and unpaid interest under the Loan, then to principal.

SECTION 1.6. For purposes of this Agreement, the Maturity Date is September 5, 1996.

                                    ARTICLE 2

SECTION 2.1. Any of the following events shall be an "Event of Default" under this Agreement:

         a. If Natus shall default in the payment when due of principal or interest on the Loan or any other obligation payable by Natus hereunder as and when such payment or obligation is due and payable, provided that such default shall continue for a period of thirty (30) days from the date on which such payment was due; or

         b. If Natus shall default in the due observance or performance of any other covenant, condition or agreement contained in this Agreement; or

         c. If Natus shall:

                  i. Make an assignment for the benefit of creditors, or file a voluntary petition under any bankruptcy, reorganization or receivership laws, or if proceedings under any bankruptcy, reorganization or receivership law shall be instituted against Natus and not dismissed within thirty (30) days after its commencement; or

                  ii. Generally not pay its debts as such debts become due, or admit in writing its inability to pay its debts as they mature: or

                  iii. Become "insolvent, " as such term is defined in the Bankruptcy Code, 11 U.S.C. Section 101 (3 1) .

SECTION 2.2. Upon the occurrence of an Event of Default and at any time thereafter, Shareholder may, at its option, and without notice, take any or all of the following actions:

         a. Declare the Loan, and all other obligations of Natus to Shareholder to be forthwith due and payable in full, without presentment, demand, protest or other notice of any kind, all of which, to the extent permitted by applicable law, are hereby expressly waived; or

         b. Take any and all action and pursue any and all remedies as may be permitted by this Agreement or by applicable law. In the event the Loan is referred to an attorney-at-law for collection after an Event of Default, then in addition to the principal and interest, Shareholder shall be entitled to collect all costs of collection, including but not limited to actual attorney's fees, incurred in connection with any of Shareholder's collection efforts, whether or not suit on this Loan is filed, and all such costs and expenses shall be payable on demand.

SECTION 2.3. The powers conferred on Shareholder by this Article 2 are solely to protect the interest of Shareholder, and shall not impose any duties on Shareholder to exercise any powers. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.


                                    ARTICLE 3

SECTION 3.1. Unless otherwise specified herein, all notices, requests, demands or other communications to or from the parties hereto shall be addressed to the address set forth herein. Any notice, demand or request so delivered shall constitute valid notice under this Agreement and shall be deemed to have been received (a) on the day of actual delivery in the case of personal delivery, (b) on the next business day after the date when sent in the case of delivery by a nationally-recognized overnight courier, (c) on the third business day after the date of deposit in the U.S. mail in the case of mailing or (d) in the case of a facsimile transmission on the day sent, if on a business day, or if not sent on a business day, on the next business day after the day sent. Any party hereto may from time to time by notice in writing served upon the other as aforesaid designate a different mailing address to which all such notices, demands or requests thereafter are to be addressed.

SECTION 3.2. None of the Shareholder's rights or interests under or in this Agreement, in the Note, or in the Stock Warrant Agreement described in Article 4 of this Agreement may be assigned.

SECTION 3.3. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one contract. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

SECTION 3.4. Neither any failure nor any delay on the part of Shareholder in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise, or the exercise of any other right, power or privilege.

SECTION 3.5. No modification, amendment or waiver of any provision of this Agreement, nor consent to any departure by Natus therefrom, shall in any event be effective unless the same shall be in writing and signed by Shareholder, and then such waiver or consent shall be effective only in the specified instance and for the purpose for which given. No notice to or demand on Natus in any case shall entitle Natus to any other or further notice or demand in the same, similar or other circumstances.

SECTION 3.6. This Agreement shall become effective when it shall have been executed by Natus and Shareholder. In case one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

SECTION 3.7. Article headings in this Agreement are included herein for convenience of reference only, and shall not constitute a part of this Agreement for any other purpose.

SECTION 3.8. This is not a third-party beneficiary contract and nothing herein, express or implied, is intended or shall be construed to confer upon or to give to any person or corporation, other than the parties hereto, any right, remedy or claim under or by reason of this Agreement, and the covenants, stipulations and agreement contained herein are and shall be for the sole and exclusive benefit of the parties hereto, their successors and assigns.

SECTION 3.9. NATUS HEREBY REPRESENTS AND WARRANTS TO SHAREHOLDER THAT THE OBLIGATIONS EVIDENCED BY THIS AGREEMENT ARE STRICTLY AND EXCLUSIVELY FOR WORKING CAPITAL PURPOSES ONLY.

                                    ARTICLE 4

SECTION 4.1. Subject to the terms of a Stock Warrant Agreement ("Warrant") in a form substantially similar to the form attached hereto and labeled as Exhibit B, Natus agrees to issue, for each full dollar of the Loan, a warrant to purchase one share of Natus Corporation common stock at the purchase price of one dollar ($1.00) per share of common stock.

SECTION 4.2. Unless otherwise sooner terminated, the term of the Warrant shall automatically expire on the Maturity Date of the Loan (defined as "Warrant Term").

SECTION 4.3. The Warrant may be exercised in full or in part at any time during the Warrant Term; provided, however, it is acknowledged and understood by the parties hereto that no fractional shares will be issued under the Warrant.

ACCORDINGLY, the parties hereto have caused this Agreement to be executed as of the date first written above.




NATUS CORPORATION                           SHAREHOLDER

BY:      Kathleen A. Billings              _____________________________
                                           (Signature)
ITS:     President                         _____________________________
                                           (Print Name)
DATE:    September 5, 1995                 _____________________________

                                           Address
                                           _____________________________
                                           City         State        Zip


                                    Exhibit A
$                                                         Minneapolis, Minnesota
                                                               September 5, 1995

                         NON-NEGOTIABLE PROMISSORY NOTE

FOR VALUE RECEIVED, the undersigned, Natus Corporation (hereinafter "Payor") , promises to pay to the order of _____________ (hereinafter the "Holder") , in lawful money of the United States of America, the principal sum of $ Dollars ($_____________) , together with interest on the unpaid balance of such amount at the rate of seven percent (7%) per annum.

This Note is referred to in that certain Working Capital Loan Agreement (the "Agreement") dated September 5, 1995 between the Payor and Holder. This Note is issued, is to be repaid, and may be accelerated under the terms and provisions of the Agreement. The Holder is entitled to all the benefits provided for in the Agreement, or referred to therein. The provisions of the Agreement are incorporated by reference herein with the same force and effect as if fully set forth herein.

On September 5 1996, all principal and interest hereunder shall be immediately due and payable in full. All or any part of the balance due hereunder may be prepaid at any time without penalty. All payments on this Note shall be applied first to the payment of accrued interest, and the balance shall be applied to principal.

The Holder may, at its option, record on this Note by appropriate notation the date and amount of each payment of principal made by the Payor. Each such entry shall be prima facie evidence of the amount outstanding hereunder; provided, however, that the failure by the Holder to make any such endorsement shall not affect the obligations of the Payor hereunder. Absent manifest error, this Note shall be conclusive evidence of the principal and interest due hereunder.

The Payor hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest, and agrees to pay all reasonable costs of collection, including reasonable attorneys, fees.

No failure to accelerate the debt evidenced hereby by reason of a default hereunder shall be construed to be a waiver of the right to insist upon prompt payment thereafter, or shall be deemed to be a novation of this Note, or as a reinstatement of the debt evidenced hereby, or as a waiver of such right of acceleration or any other right, or be construed so as to preclude the exercise of any right which the Holder may have, whether by the laws of the state governing this Note, by agreement, or otherwise.

This Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced. This Note shall be governed by and construed in accordance with the laws of the State of Minnesota.


                                                     NATUS CORPORATION

                                                     By: _____________
                                                     Its: _____________



                                    Exhibit B

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK
                              OF NATUS CORPORATION

For value received, _____________("Investor"), is entitled to subscribe to and purchase from Natus Corporation, a Minnesota corporation (the "Company") , up to _______ ( ) fully paid and nonassessable shares of the Company's common stock at the price of One Dollar ($1.00) per share (the "warrant exercise price").

This warrant may be exercised by Investor at any time or from time to time after September 5, 1995 and prior to September 5, 1996. This warrant is subject to the following provisions, terms and conditions:

         1. The rights represented by this warrant may be exercised by the holder hereof, in whole or in part, by written notice of exercise delivered to the Company at least twenty (20) days prior to the intended date of exercise and by the surrender of this warrant (properly endorsed if required) at the principal office of the Company and upon payment to it by cash, certified check or bank draft of the purchase price for such shares. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this warrant has been so exercised by payment to the Company of the warrant exercise price. Certificates for the shares of stock so purchased shall be delivered to the holder within fifteen (15) days after the rights represented by this warrant shall have been so exercised, and, unless this warrant has expired, a new warrant representing the number of shares, if any, with respect to which this warrant has not been exercised shall also be delivered to the holder hereof within such time. No fractional shares shall be issued upon the exercise of this warrant.

         2. The Company covenants and agrees that all shares that may be issued upon the exercise of the rights represented by this warrant shall, upon issuance, be duly authorized and issued, fully paid and nonassessable shares. The Company further covenants and agrees that during the period within which the rights represented by this warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this warrant, a sufficient number of shares of its common stock to provide for the exercise of the rights represented by this warrant.

         3. This warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company.

         4. This warrant and all rights hereunder are not transferable, in whole or in part, without the express prior written consent of the Company, which consent may be withheld for any reason.

         5. Neither this warrant nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

IN WITNESS WHEREOF, the Company has caused this warrant to be signed and delivered by a duly authorized officer as of the 5th day of September 5, 1995

                                        Natus Corporation

                                        By:      ____________________

                                        Its:     ____________________

                                WARRANT EXERCISE
                  (To be signed only upon exercise of warrant)

The undersigned, the holder of the foregoing warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder, the shares of common stock of Natus Corporation, to which such warrant relates and herewith makes payment of $ ** therefor in cash or by check and requests that the certificates for such shares be issued in the name of, and be delivered to whose address is set forth below the signature of the undersigned.

Dated: __________________________


                                    ______________________________
                                    (Signature)


                                    ______________________________
                                    (Address)